UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2015
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Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

001-31303	BLACK HILLS CORPORATION (A South Dakota Corporation) 625 Ninth Street Rapid City, South Dakota 57701 Telephone 605.721.1700	46-0458824
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2015, the Company announced the appointment of current Chief Operating Officer of Utilities, Linden R. Evans, to President and Chief Operating Officer, effective January 1, 2016. Mr. Evans, age 53, has 14 years of service with the Company, most recently serving as President and Chief Operating Officer of Utilities since 2004. David R. Emery, who has served as Chairman, President and Chief Executive Officer since 2004, will continue as Chairman and Chief Executive Officer. No changes were made in Mr. Evans’ compensation package at this time.

The press release announcing the appointment is filed as Exhibit 99 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

99	Press Release issued December 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION, Registrant

By:/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President
and Chief Financial Officer

Date: December 16, 2015